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                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 12, 2000 relating to the restated financial statements and the financial statement schedule, which appears in MicroStrategy Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


McLean, Virginia
August 25, 2000